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As filed with the Securities and Exchange Commission on February 11, 2004

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 11, 2004

B&G Foods, Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-39813 (Commission File Number)	13-3916496 (IRS Employer Identification No.)
4 Gatehall Drive, Suite 110, Parsippany, New Jersey (Address of Principal Executive Offices)		07054 (Zip Code)

Registrant's telephone number, including area code: (973) 401-6500

Item 12.    Results of Operations and Financial Condition.

        On February 11, 2004, B&G Foods, Inc. issued an earnings press release announcing its financial results for the quarter ended January 3, 2004 and the fiscal year ended January 3, 2004. A copy of the earnings press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

        The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

2

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

B&G FOODS, INC.
Dated: February 11, 2004	By:	/s/ ROBERT C. CANTWELL Robert C. Cantwell Executive Vice President of Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.
99.1	B&G Foods, Inc. Earnings Press Release dated as of February 11, 2004 (furnished pursuant to Item 12).

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  Item 12. Results of Operations and Financial Condition.
SIGNATURE
EXHIBIT INDEX